UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004
Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-284-3000

Item 8.01	Other Events

Meredith Corporation presented at the 9th Annual Morgan Stanley Media and Communications Conference on September 8, 2004. Chairman and Chief Executive Officer, William Kerr, President and Chief Operating Officer, Stephen M. Lacy, and Chief Financial Officer Suku V. Radia, discussed company developments and responded to questions. The text of the discussion is attached as an exhibit. An audio archive of the webcast of the conference is accessible to the public on the Company's website, meredith.com. The webcast will remain there through September 15, 2004.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of transcript at 9th Annual Morgan Stanley Media and Communications Conference on September 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	September 10, 2004

Index to Exhibits

Exhibit Number	Item

99	Text of transcript at 9th Annual Morgan Stanley Media and Communications Conference on September 8, 2004.